Exhibit 99.2

Unlocking Life Changing Therapies Corporate Overview | November 2026

©2026 Relmada - All rights reserved Disclosures 2 The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf. This presentation contains statements which constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Any statement that is not historical in nature is a forward-looking statement and may be identified by the use of words and phrases such as "if", "may", "expects", "anticipates", "believes", "will", "will likely result", "will continue", "plans to", "potential", "promising", and similar expressions. These statements are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including potential for Phase 2 NDV-01 data to fail to continue to deliver positive results supporting further development, potential for clinical trials to fail to deliver statistically and/or clinically significant evidence of efficacy and/or safety, failure of interim or top-line results to accurately reflect the complete results of the trial, failure of planned or ongoing preclinical and clinical studies to demonstrate expected results, potential failure to secure FDA agreement on the regulatory path for sepranolone, and NDV-01, or that future sepranolone, or NDV-01 clinical results will be acceptable to the FDA, failure to secure adequate sepranolone, or NDV-01 drug supply, risks related to the manufacture of NDV-01, including chemistry, manufacturing and controls (CMC) activities and reliance on third-party manufacturers, potential changes to the design of the Phase 3 SPECTRUM program, including as a result of updated clinical practice guidelines or FDA feedback, the Company's cash runway and sufficiency of the Company's cash resources and uncertainties inherent in estimating the Company's cash runway, future expenses and other financial results, including its ability to fund future operations, including clinical trials, and the other risk factors described under the heading "Risk Factors" set forth in the Company's reports filed with the SEC from time to time. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Relmada undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Readers are cautioned that it is not possible to predict or identify all the risks, uncertainties and other factors that may affect future results and that the risks described herein are not a complete list. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Promise of NDV-01: Gem/Doce Reimagined™

Novel, patented, sustained release, ready-to-use Gem/Doce co-formulation administered in <5 minutes

- Strong physician familiarity with conventional Gem/Doce
- Sustained release for up to 10 days extends local drug exposure
- Biodegradable matrix without added procedural or tolerability burden
- Ready-to-use (RTU) product designed for ease of adoption and broad utilization

Interim P2 data[1] in HR NMIBC build on over a decade of compelling clinical evidence with conventional Gem/Doce

94%	Anytime CR[1]
77%	12-month landmark CR[1]
0%	Grade ≥ 3 TR AEs & DCs[1]
100%	Progression Free Survival[1]
100%	Cystectomy Free Survival[1]

FDA aligned Phase 3 program with two independent registrational cohorts

SPECTRUM
NDV-01 Phase 3 Program

Two Independent Registrational Cohorts

2UC: 2L HR BCG-UR CIS ± Ta/T1 (single arm; N=87)

IRA: IR Adjuvant vs. Observation (randomized 1:1; N=276, under review)

Exploratory Cohort

2UP: 2L HR BCG-UR Ta/T1 w/o CIS (single arm; N=50)

NDV-01 holds the potential to be the best-in-class intravesical treatment across the NMIBC disease spectrum

1. Interim results from ongoing phase 2 trial in HR NMIBC through Month 12. **CR:** Complete response; **BCG:** Bacillus Calmette-Guérin; **BCG-UR:** BCG-Unresponsive; **NMIBC:** Non-muscle invasive bladder cancer; **DC:** Discontinuations; **RTU:** Ready to use; **DC:** Discontinuation; **TRAE:** Treatment-related adverse event

©2026 Relmada - All rights reserved
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Anticipated Milestones

Focused on programs with positive proof-of-concept data

Candidate / Indication	Phase 1	Phase 2	Phase 3	Status / Potential Next Steps
NDV-01[1] High-Risk NMIBC (Study TRGC-011)				**4Q26:** Continued enrollment and long-term follow-up
NDV-01 2L HR BCG-Unresponsive CIS ± Ta/T1 (SPECTRUM Cohort 2UC)[2]			Upon IND Clearance	**YE26:** Submit the NDV-01 IND **Upon IND Clearance:** Initiate SPECTRUM Phase 3 registrational Cohort 2UC
NDV-01 Intermediate-Risk NMIBC Adjuvant (SPECTRUM Cohort IRA)			Upon IND Clearance	**Upon IND Clearance:** Initiate SPECTRUM Phase 3 registrational Cohort IRA
NDV-01 2L HR BCG-Unresponsive Ta/T1 w/o CIS (SPECTRUM Cohort 2UP)[3]		Upon IND Clearance		**Upon IND Clearance:** Initiate SPECTRUM Phase 2 exploratory Cohort 2UP
Sepranolone Prader-Willi Syndrome (PWS)		Upon IND Clearance		**YE26:** Submit the Sepranolone IND **Upon IND Clearance**: Initiate Phase 2b study

1. NDV-01: A sustained-release intravesical formulation of gemcitabine/docetaxel (Gem/Doce); **2.** BCG-Unresponsive patients with CIS +/- Ta/T1 disease; Phase 3 Cohort 2UC is a registrational cohort intended for regulatory approval. **3.** BCG-Unresponsive patients with high-grade Ta/T1 disease. Cohort 2UP is an exploratory cohort and not intended for regulatory approval. **NMIBC:** Non-muscle invasive bladder cancer; **BCG:** Bacillus Calmette-Guérin; **2L:** Second Line.

©2026 Relmada - All rights reserved
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©2026 Relmada - All rights reserved ©2026 Relmada - All rights reserved NDV-01 A novel, sustained-release, intravesical co-formulation of gemcitabine/docetaxel (Gem/Doce) being developed for patients with NMIBC NMIBC: Non-muscle invasive bladder cancer. The graphic is for artistic purposes only, not a factual representation 5

©2026 Relmada - All rights reserved Our Focus: Non-Muscle Invasive Bladder Cancer (NMIBC) 6 Flaig TW, Spiess PE, Abern M, et al. Bladder Cancer, Version 1.2026, NCCN Clinical Practice Guidelines In Oncology. J Natl Compr Canc Netw. 2026;24(5):186-203. doi:10.6004/jnccn.2026.0022 75% of new cases1,2 25% of new cases1,2 Muscle-invasive Non-muscle invasive NMIBC • Papillary tumors: non-invasive projections from the bladder surface • Carcinoma in situ (CIS): flat, aggressive cancer that is often unresectable MIBC • Tumors have invaded bladder muscle with or without lymph node involvement • Tumors may have spread to nearby organs but are not growing into the pelvic or abdominal wall 75% of new cases 25% of new cases

Intravesical Chemotherapy is a Recommended Treatment in Intermediate and High-Risk NMIBC

Low Risk

Surveillance

Unmet Needs

- Repeated surveillance

Intermediate Risk
(~60k/yr including recurrent)

Surveillance ± perioperative chemo

Intravesical Chemotherapy

Unmet Needs

- High recurrence rate
- Repeat TURBTs
- Progression to HR disease

High Risk
(~25k/yr incident patients)

BCG — Preferred first option

Intravesical Chemotherapy (mitomycin, gemcitabine, sequential gemcitabine/docetaxel)

Intravesical Immunotherapy*

Systemic Immunotherapy ± Intravesical BCG

(4 FDA-approved therapies in 1L after BCG failure, but nothing approved in 2L or later)

Cystectomy

Unmet Needs

- Risk of progression to muscle-invasive and metastatic disease
- High morbidity of radical cystectomy
- Limited efficacy and durability of bladder-sparing therapies
- High treatment burden (tolerability, frequency, duration, procedural)
- Complex workflow integration

Based on NCCN Guidelines Version 3.2026, FDA product labels; * Intravesical immunotherapy includes gene therapy that causes interferon production; **NMIBC:** Non-muscle invasive bladder cancer; **BCG:** Bacillus Calmette Guérin; **TURBT:** Trans Urethral Resection of Bladder Tumor; **CR:** Complete Response; **RFS:** Recurrence Free Survival; **1L:** First Line; **2L:** Second Line

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Conventional Gem/Doce is Favored by Urologists Despite Operational Challenges

HCPs and Patients Choose Gem/Doce

Most Common Intravesical Therapy in BCG-Unresponsive NMIBC



Gem/Doce
Gemcitabine
Nadofaragene Firadenovec
Mitomycin-C
Nogapendekin alfa inbakicept
0%
50%

Operational Inefficiencies

Up to 4-Hour Workflow

- Specialized pharmacy preparation
- Administer Gemcitabine
- ~60-120 min dwell time
- Drain bladder and administer Doce
- ~90-120 min dwell time

Additional Challenges

Specialized Pharmacy
Requires hazardous drug hood and personal protect equipment

Limited Drug Exposure
Suboptimal dwell time inside the bladder reduces efficacy

Academic Concentration
Treatment remains largely limited to academic centers meeting prerequisites

1. Derived from Urology Times: Survey on Treatment Patterns and Preferences in Non–Muscle Invasive Bladder Cancer, June 2025, based on responses from 42 practicing physicians (Saylor, Benjamin P. "Survey: New NMIBC Treatments Face Slow Uptake." *Urology Times*, 17 July 2025. **NMIBC:** Non-muscle invasive bladder cancer; **Gem/Doce**: Gemcitabine plus Docetaxel

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©2026 Relmada - All rights reserved vs. NDV-01 which provides sustained release of Gem/Doce for up to 10 days NDV-01 Addresses Significant Issues with Conventional Gem/Doce 9 NMIBC: Non-muscle invasive bladder cancer; Gem/Doce: Gemcitabine plus Docetaxel vs. <5 minutes in office procedure for NDV-01 vs. NDV-01 comes in prefilled syringes ready to use without need for specialized preparation/storage/handling vs. NDV-01 which provides the opportunity for broad utilization of Gem/Doce across the NMIBC disease spectrum Limited drug exposure and dwell time Up to 4-hour total conventional Gem/Doce procedure time Requires specialized pharmacy preparation Utilization concentrated in academic setting Conventional Gem/Doce Issue NDV-01 Solution

NDV-01: Novel Sustained-Release Intravesical Gem/Doce

How NDV-01 Works


Spheric drug reservoir
(Matrix)
Urine

Gel A

Hydrophilic Carbomer Gel

Instilled into an empty bladder via standard catheter.
Forms a scaffold for the NDV-01 Gem/Doce matrix.

Gel B

Hydrophobic NDV-01 Matrix

Soft spherical matrix containing Gem/Doce forms within the bladder. The matrix gradually releases the chemotherapy co-formulation into the bladder for up to 10 days.

Commercial Target Product Profile


Relmada
NDV-01
Two-components prefilled Syringe kit
Gel A: 60mL
Gel B: 15mL
Commercial packaging concept | Investigational product

Gel A = 60 mL sterile Carbomer gel

Gel B = 15 mL sterile Gem/Doce gel

Ready to Use = no specialized preparation, storage, handling, disposal requirements

NMIBC: Non-muscle invasive bladder cancer; **Gem/Doce**: Gemcitabine plus Docetaxel

©2026 Relmada - All rights reserved 10

A Large, Durable NMIBC Market – Opportunity Remains for Potential Best-in-Class Therapy

US disease burden funnel

Living with NMIBC
~575–610K
~10× incidence
A durable, recurring prevalent pool

US bladder cancer
84,530
new cases / year (SEER 2026)

NMIBC
~75% of all bladder cancer
~63,000
new cases / year

Intermediate-Risk	High-Risk	BCG-Unresponsive
~20K	**~25K**	**>25K**
/ yr new	/ yr new	/ yr downstream

Clinical patterns trending toward bladder-sparing therapy, increasing later-line treatment volumes

A durable, attractive market

Large and recurring

~63,000 new NMIBC patients/yr on top of a ~575–610K prevalent pool; high recurrence means patients cycle through multiple lines of therapies for years.

The opportunity is also shifting earlier

Novel agents are pushing up the disease sequence into the underserved high-risk BCG-naïve, BCG-exposed "gray zone", and intermediate-risk disease.

Premium pricing is established

Approved novel agents already command ~$129K–$690K per patient/year, with broad payer coverage and J-codes – the category supports specialty economics.

Community-driven, office-based

~80% of NMIBC is managed in community urology – a channel that would welcome a simple, ready-to-use in-office intravesical product over complex modalities, BCG-dependent, or device- / infusion-based regimens.

Patient estimates by risk group do not reflect the 2026 guideline updates that redefine intermediate and high-risk disease for HG Ta tumors. Incidence: 84,530 new US bladder-cancer cases (SEER 2026), ~75% NMIBC (NCCN); Prevalence: 763,031 living with bladder cancer in the US (SEER 2023); NMIBC ~75–80% of that. Risk-tier figures are approximate estimates including 40% HR and 30% IR; BCG-unresponsive is a downstream failure state that includes multiple lines of treatment, not incident diagnosis and includes patients intolerant to BCG.

©2026 Relmada - All rights reserved
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©2026 Relmada - All rights reserved 12 Phase 2 Study for High-Risk NMIBC An open-label, single-arm, single-center Phase 2 study (TRGC-011) to evaluate safety and efficacy of NDV-01 in HR NMIBC patients (NCT06663137) HR: High Risk; NMIBC: Non-muscle invasive bladder cancer

©2026 Relmada - All rights reserved Inclusion Criteria Primary Endpoint Secondary Endpoints Study Design 13 ONGOING TRGC-011 STUDY • High-risk NMIBC • BCG-naive, BCG-exposed, and BCG-unresponsive patients • Safety • CR Rate at anytime • CR Rate at 12 months • HG-RFS • PK (exploratory) NMIBC: Non-muscle invasive bladder cancer; CR: Complete Response; DOR: Duration of Response; HG-RFS: High Grade – Recurrence Free Survival; PK: Pharmacokinetics; BCG: Bacillus Calmette- Guérin Long-Term Extension 2-Year Maintenance Monthly instillations N=70 High-risk NMIBC Core Study, 12 Months Induction 6 biweekly instillations Maintenance Monthly instillations Efficacy Assessment • CR = negative cystoscopy and negative urine cytology • Biopsy if indicated • Assessed every 3 months

©2026 Relmada - All rights reserved Demographic Data 14 ONGOING TRGC-011 STUDY Efficacy-evaluable Cohort 1 patients (N=51): treated patients with ≥1 NDV-01 dose(s) post-baseline response assessment. Prior BCG doses among patients with prior BCG. BCG: Bacillus Calmette-Guérin; CIS: Carcinoma In Situ; Ta: Noninvasive papillary carcinoma; T1: Tumor invades lamina propria; HG: High grade Characteristics N=51 % Age Median (range) 72 (52–93) yr Sex Male 43 84.3% Female 8 15.7% BCG doses Median BCG doses (range) 12 (1–18) BCG-status BCG-naive 24 47.1% BCG-exposed 4 7.8% BCG-unresponsive 23 45.1% Stage CIS +/- Ta/T1 16 31.4% Ta HG 29 56.9% T1 HG 6 11.8%

©2026 Relmada - All rights reserved Complete Response (CR) Through 12 Months 15 ONGOING TRGC-011 STUDY n/N % Anytime 48/51 94% 3-month 45/51 88% 6-month 38/46 83% 9-month 33/38 87% 12-month 24/31 77% • 3 of 6 patients re-induced after a 3-month non-CR achieved CR at Month 6 • 100% Progression free survival: No patients progressed to muscle-invasive or metastatic bladder cancer through Month 12 • 100% Cystectomy free survival: No patients underwent a radical cystectomy through Month 12 1. Efficacy-evaluable patients (N=51): treated patients with ≥1 NDV-01 dose(s) post-baseline response assessment. Rates include CRs after re-induction; a missed assessment between two CRs is counted as CR. Data cut 12-Oct-2026; preliminary. CR: Complete response; BCG: Bacillus Calmette-Guérin; BCG-UR: BCG-Unresponsive. Overall Population1 (n=51; CR) n/N % Anytime 22/23 96% 3-month 20/23 87% 6-month 16/21 76% 9-month 13/16 81% 12-month 11/15 73% BCG-UR Subpopulation1 (n=23; CR) • 2 of 3 patients re-induced after a 3-month non-CR achieved CR at Month 6

©2026 Relmada - All rights reserved Extended Durability in 12-Month Complete Responders 16 ONGOING TRGC-011 STUDY n/N % 15-month 15/18 83% 18-month 12/14 86% • 1 patient with 12-month CR did not enter Long Term Extension (LTE) • n = 23 patients in LTE (18 evaluable at Month 15; 14 at Month 18) • 12 of 14 patients (86%) remained in CR at Month 18 • 2 patients progressed to muscle-invasive bladder cancer (T2a) at the Month 15 assessment: – 1 BCG-Naïve (T1) – 1 BCG-Naïve (CIS+T1) • No patients underwent a radical cystectomy through Month 18 1. Patients in CR at the 12-month landmark who continued on study beyond 12 months. Data cut 12-Oct-2026; preliminary. LTE: Long-term extension; CR: Complete Response; BCG-UR: BCG-unresponsive. Overall Population LTE1 (n=23; CR) n/N % 15-month 8/9 89% 18-month 7/8 88% BCG-UR Subpopulation LTE1 (n=11; CR) • n = 11 BCG-UR patients in LTE (9 evaluable at Month 15; 8 at Month 18) • 7 of 8 patients (88%) remained in CR at Month 18

©2026 Relmada - All rights reserved Treatment-Related AEs and Tolerability 17 ONGOING TRGC-011 STUDY 35 of 51 patients (69%) had a TRAE No ≥ Grade 3 TRAEs and no treatment-related SAEs No patients discontinued due to TRAEs • 55% transient uncomfortable urination (dysuria) • 22% hematuria • 16% urinary urgency / frequency TRAE: Treatment-related (related or possibly related) adverse event; AE: Adverse event; SAE: Serious adverse event. Cohort 1 efficacy-evaluable patients (N=51); preliminary.

©2026 Relmada - All rights reserved 18

PHASE 3 SPECTRUM TRIAL

SPECTRUM Phase 3 Program Built on Two Independent FDA Registrational Pathways

Registrational cohorts

Each designed to independently support potential FDA regulatory approvals

2UC N=87

High Risk Second-line (2L) BCG-Unresponsive CIS ± Ta/T1

Single arm

IRA N=276 (under review)

Intermediate Risk Adjuvant *versus* Observation

Randomized 1:1

Planned exploratory cohort

Evidence generation; not for registration

2UP N=50

2L HR BCG-UR Ta/T1 w/o CIS (papillary only)

Single arm

NMIBC: non-muscle invasive bladder cancer; **BCG:** Bacillus Calmette-Guérin; **BCG-UR:** BCG-unresponsive; **CIS:** carcinoma in situ; **HR:** high risk; **IR:** intermediate risk; **1L:** first-line; **2L:** second-line

©2026 Relmada - All rights reserved 19

PHASE 3 SPECTRUM TRIAL

Cohorts 2UC/2UP: 2L BCG-Unresponsive NMIBC

Registrational open-label, single-arm trial

N=87[1]
2L BCG-UR CIS ± Ta/T1

N=50[2]
2L BCG-UR Ta/T1 (Papillary Only)

Core Study, 12 Months

Induction / Re-induction
6 biweekly instillations

Maintenance
Monthly instillations

2-Year Maintenance
Monthly instillations

5-Year Follow-Up

Inclusion Criteria

- HR BCG-UR NMIBC with CIS ± Ta/T1
- Failed one or two lines of 1L BCG-UR therapy

Primary Endpoint

- CR rate at anytime (2UC)
- HG-RFS (2UP)
- Safety

Key Secondary Endpoints

- 12-Month DOR
- PFS
- HG-RFS
- CFS
- QOL
- PK (exploratory)

Efficacy Assessment

- CR = negative cystoscopy and negative urine cytology
- Biopsy if indicated
- Assessed every 3 months

1. BCG-Unresponsive patients with CIS +/- Ta/T1 disease; Phase 3 Cohort 2UC is a registrational cohort intended for regulatory approval. **2.** BCG-Unresponsive patients with high-grade Ta/T1 disease. Cohort 2UP is an exploratory cohort and not intended for regulatory approval. **NMIBC:** Non-muscle invasive bladder cancer; **BCG:** Bacillus Calmette-Guérin; **2L:** Second Line Registrational cohort designed to support potential FDA approval. **CIS:** carcinoma in situ; **HR:** high risk; **BCG-UR:** BCG-unresponsive; **CR:** complete response; **DOR:** duration of response; **PFS:** progression-free survival; **RFS:** recurrence-free survival; **PK:** pharmacokinetics.

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PHASE 3 SPECTRUM TRIAL

Cohort IRA: Adjuvant Intermediate-Risk NMIBC

Registrational Randomized (1:1) Trial – TURBT + NDV-01 vs. TURBT + Observation


N=276
(under review)
Adjuvant IR NMIBC
TURBT + NDV-01
Induction + monthly maintenance (1-year)
TURBT + Observation
NDV-01 cross-over option
5-Year Follow-Up

Inclusion Criteria

- IR NMIBC (no high-grade)
- ≥1 IBCG risk factor
- TURBT within 12 weeks (± single-dose peri-operative chemotherapy)

Primary Endpoint

- DFS*
- Safety

Key Secondary Endpoints

- HG-RFS
- PFS
- QOL

Stratification

- 1-2 vs 3+ IBCG risk factors
- Single-dose peri-operative chemotherapy (yes vs. no)

*DFS = time from randomization to the first documented recurrence or progression. Sample size under review. **DFS:** disease-free survival; **HG-RFS:** high-grade recurrence-free survival; **IBCG:** International Bladder Cancer Group; **IR:** intermediate risk; **PFS:** progression-free survival; **QOL:** quality of life; **TURBT:** transurethral resection of bladder tumor

©2026 Relmada - All rights reserved
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©2026 Relmada - All rights reserved On Track to Submit NDV-01 IND by Year-End 2026 and Initiate Phase 3 SPECTRUM Upon IND Clearance 22 PHASE 3 SPECTRUM TRIAL Initiate Phase 3 SPECTRUM Program Two independent registrational pathways: • 2L BCG-Unresponsive NMIBC patients • Adjuvant Intermediate-Risk NMIBC patients YE26 Upon IND Clearance BCG: Bacillus Calmette-Guérin (BCG); NMIBC: Non-muscle invasive bladder cancer; NDV-01 United States IND Submission

©2026 Relmada - All rights reserved ©2026 Relmada - All rights reserved NDV-01 Market Opportunity 23

©2026 Relmada - All rights reserved SPECTRUM Registrational + Potential Lifecycle Expansion Opportunity 24 1. Based on Internal estimates.* Includes recurrent patients. 0 50,000 100,000 150,000 Number of US Patients/yr ~12k 2L+ BCG-UR ~60k Intermediate Risk* ~80k Potential Lifecycle Expansion Opportunity ~150k+ Total1 SPECTRUM 2UC/2UP + IRA Cohorts Potential lifecycle expansion

©2026 Relmada - All rights reserved ©2026 Relmada - All rights reserved Sepranolone A novel GAMSA, with potential to overcome the challenges of current therapies for compulsivity disorders 25 GAMSA: a GABA-A modulating steroid antagonist. The graphic is for artistic purposes only, not a factual representation

Sepranolone Has the Potential to Normalize $GABA_A$ Receptor Activity

GABA (ϒ-aminobutyric acid) is the primary neurotransmitter, involved in anxiety and compulsive disorders[1,2]

Allopregnanolone (ALLO) typically enhances $GABA_A$ calming effects[3, 4]

In some individuals, ALLO exacerbates anxiety and compulsivity[5, 6]

Sepranolone normalizes $GABA_A$ receptor activity without interfering in GABA signaling[7,8]

1. Nuss P et al. Neuropsychiatr Dis Treat. 2015. **2.** Möhler H. Neuropharmacology. 2012. **3.** Belelli D et al. Nat Rev Neurosci. 2005. **4.** Majewska MD et al. Science. 1986. **5.** Girdler SS et al. Biol Psychiatry. 2001. **6.** Bixo M et al. Br J Psychiatry. 2025. **7.** Bixo M et al. Psychoneuroendocrinology. 2017. **8.** Bäckström T et al. Psychoneuroendocrinology. 2021. **$GABA_A$:** ϒ-aminobutyric acid type A; **ALLO:** Allopregnanolone

©2026 Relmada - All rights reserved
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©2026 Relmada - All rights reserved Sepranolone: Highlights & Development Value 27 Differentiated therapeutic candidate for compulsivity-related disorders, supported by positive proof-of-concept data in Tourette's syndrome Phase 2b study in Prader-Willi syndrome (PWS) – a rare genetic disorder affecting 350,000–400,000 individuals worldwide – planned pending IND clearance Program readiness: Regulatory engagement and manufacturing operations are actively underway, supporting efficient trial initiation Orphan/rare disease incentives: Potential for orphan drug designation, including regulatory exclusivity, accelerated approval pathways, and enhanced commercial positioning Strategic investor value: Clear development milestones, potential for first- in-class differentiation, and meaningful opportunity in a high-unmet-need rare disease

©2026 Relmada - All rights reserved On Track to Submit Sepranolone IND by Year-End 2026 and Initiate Phase 2b Trial in PWS Upon IND Clearance 28 Initiation of Phase 2b study in Prader-Willi Syndrome Focus on evaluating early proof-of-concept YE26 Upon IND Clearance PWS: Prader-Willi syndrome Sepranolone United States IND Submission

©2026 Relmada - All rights reserved ©2026 Relmada - All rights reserved Corporate Summary 29

©2026 Relmada - All rights reserved Financial Overview 30 $202.1 million1 ~106.7 million1 1. As of September 30, 2026; ~127.9M as converted – includes ~14.9M outstanding options (weighted average exercise price of $12.58/share) and ~6.3M outstanding warrants Common shares outstanding Cash, cash equivalents & short-term investments As of September 30, 2026

Thank You!